MAINSTAY INSTITUTIONAL FUNDS INC.
                                 EAFE Index Fund
                                Indexed Bond Fund
                               Indexed Equity Fund
                                Multi-Asset Fund
                                Value Equity Fund

                         Supplement dated March 18, 1999
                       to the Prospectus dated May 1, 1998

Effective March 18, 1999, Jefferson C. Boyce replaced James A. Mehling as a Portfolio Manager of the EAFE Index, Indexed Equity, Multi-Asset and Indexed Bond Funds. Accordingly, Mr. Boyce's biography replaces Mr. Mehling's biography on pages 19, 21, 23 and 26 of the prospectus as follows: Mr. Boyce has been the Chairman and Chief Executive Officer of Monitor Capital since 1997. Prior to that he was the Senior Vice President of Monitor Capital from 1992 to 1997. Mr. Boyce is also a Senior Vice President at New York Life Insurance Company and serves as an officer and/or director of various other subsidiaries and affiliated entities of New York Life Insurance Company.

Stephen B. Killian serves as a Portfolio Manager of the Indexed Equity Fund and, effective March 18, 1999, the EAFE Index Fund. Accordingly, Mr. Killian's biography is hereby added to pages 19 and 21 of the prospectus as follows: Mr. Killian is a Vice President with portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies at Monitor Capital. He joined Monitor Capital in 1997 after working as a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997.

Jonathan B. Swaney serves as a Portfolio Manager of the Multi-Asset Fund. Accordingly, Mr. Swaney's biography is hereby added to page 23 of the prospectus as follows: Mr. Swaney is a Portfolio Manager at Monitor Capital. He joined Monitor Capital in 1997 after working as the Manager of a tax advantaged equity index product at Pine Grove Partners, a hedge fund, from 1995 to 1997 and as a fixed income statistician at The Vanguard Group, Inc. from 1993 to 1995.

Richard A. Rosen has replaced Jeffrey A. Simon as a Portfolio Manager of the Value Equity Fund. Accordingly, Mr. Simon's biography replaces Mr. Rosen's biography on page 24 of the prospectus as follows: Mr. Rosen is a Director at MacKay-Shields in the Equity Division. He joined MacKay-Shields in January 1999 after working as a Managing Director responsible for equity securities at Prudential Investments from August 1991 to January 1999.